                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                           ------------------

                                FORM 8-K

                             Current Report
                   Pursuant to Section 13 or 15(D) of
                  The Securities Exchange Act of 1934

                              June 7, 2002
           (Date of Report - Date of Earliest Event Reported)

                    Provident Financial Group, Inc.
           (Exact Name of Registrant as Specified in Charter)

                                  Ohio
             (State or Other Jurisdiction of Incorporation)

                                 1-8019
                        (Commission File Number)

                               31-0982792
                  (IRS Employer Identification Number)

             One East Fourth Street, Cincinnati, Ohio 45202
          (Address of Principal Executive Offices) (Zip Code)

                     1-800-851-9521 or 513-345-7102
          (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events.
----------------------

On June 7, 2002,  Provident  Financial Group,  Inc. issued the attached press release.

Item 7.  Financial Statements and Exhibits.
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         (c)  Exhibits.

              99.1  Press Release Dated June 7, 2002.

                               SIGNATURES

Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Provident Financial Group, Inc.

Date: June 7, 2002                   /s/ Christopher J. Carey
                                     ------------------------
                                       Christopher J. Carey
                                   Executive Vice President and
                                      Chief Financial Officer